UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

A. H. Belo Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

SEC 1913 (11-01)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

A. H. Belo Corporation Important Notice Regarding the Availability of Proxy Materials for the A. H. Belo Corporation Annual Meeting of Shareholders to Be Held on Thursday, June 10, 2010 The Proxy Statement, Annual Report and other proxy materials are available at: http://www.proxyvoting.com/ahc This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. A. H. Belo Corporation If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before June 1, 2010 to facilitate timely delivery. TO REQUEST PAPER COPIES OF PROXY MATERIALS: (please reference your 11-digit control number when requesting materials) By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file. Telephone: 1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688). Email: shrrelations@bnymellon.com (you must reference your 11-digit control number in your email) Internet: http://www.proxyvoting.com/ahc TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE This is not a proxy card. You cannot use this notice to vote your shares. To Participants in the A. H. Belo Savings Plan and the separate Belo Savings Plan maintained by Belo Corp. (the “Savings Plans”): The 2010 Annual Meeting of Shareholders of A. H. Belo Corporation (“A. H. Belo”) will be held in the Auditorium of The Belo Building at 400 South Record Street, Third Floor, Dallas, Texas, on Thursday, June 10, 2010, at 1:30 p.m. (local time). The Board of Directors has fixed the close of business on April 22, 2010 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the 2010 Annual Meeting of Shareholders or any adjournment(s) thereof. As a participant in one of the Savings Plans, you may instruct Fidelity, as the trustee of each of the Savings Plans, how to vote the shares of A. H. Belo common stock that were allocated to your plan account as of the Record Date at the 2010 Annual Meeting of Shareholders, and any adjournment or postponement thereof. Voting instructions with respect to shares held in the Savings Plans must be received by 11:59 p.m. Eastern Time on June 8, 2010, and may not be provided at the meeting. Information on how to provide voting instructions to Fidelity as trustee via the Internet is set out below. Proposals to be considered at the Annual Meeting are: (1) Election of two Class II directors to serve until the 2013 annual meeting of shareholders of the Company; (2) Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm; (3) Any other matters that may properly come before the meeting or any adjournment(s) thereof. The Board recommends a vote “FOR” Items 1 and 2. CONTROL NUMBER YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY. 70600

Shareholders of record as of the Record Date are invited to attend the annual meeting. Directions to attend the annual meeting are included in the proxy materials. The annual meeting will be simultaneously Webcast on A. H. Belo’s Web site (www.ahbelo.com/invest) and a replay of the Webcast will be archived on A. H. Belo’s Web site for 14 days following the meeting. Meeting Time and Location: June 10, 2010 at 1:30 p.m. (local time) Third Floor, Auditorium of The Belo Building 400 South Record Street, Dallas, Texas 75202 The following Proxy Materials are available for you to review online: • the Company’s 2010 Proxy Statement (including all attachments thereto); • the Company’s Annual Report for the year ended December 31, 2009 (which is not deemed to be part of the official proxy soliciting materials); • the Notice to Participants in the Savings Plans; • a map of the meeting location (which is not deemed to be part of the official proxy soliciting materials); and • any amendments to the foregoing materials that are required to be furnished to shareholders. The Proxy Materials for A. H. Belo Corporation are available to review at: http://www.proxyvoting.com/ahc Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY. HOW TO VOTE BY INTERNET We encourage you to review the proxy materials online before voting. Use the Internet to vote your shares. On the landing page of the above website in the box labeled “To Vote Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares. Have this notice in hand when you access the website. You will need to reference the 11-digit control number located on the reverse side. 70600